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                                                               EXHIBIT 10


                             Joint Filing Agreement



                  The undersigned hereby agree that the statement on Schedule 13D with respect to the Common Stock of Provident Companies, Inc. dated April __, 1997, and any amendments thereto, signed by each of the undersigned, shall be filed on behalf of each of us pursuant to and in accordance with the provisions of Rule 13d-1(f) under the Securities Exchange Act of 1934.




Dated: April 7, 1997              ZURICH INSURANCE COMPANY

                                  By: /s/ Kaspar Hotz
                                     ---------------------------
                                  Name:  Kaspar Hotz
                                  Title:  Corporate Secretary &
                                          General Counsel

                                  By: /s/Monica Machler
                                     ---------------------------
                                  Name:  Monica Machler
                                  Title: Member of the Executive
                                         Staff

Dated: April 7, 1997              CENTRE REINSURANCE LIMITED

                                  By: /s/ Andrea Hodson
                                     ---------------------------
                                  Name:    Andrea Hodson
                                  Title:   Vice President

Dated: April 7, 1997              ZURICH REINSURANCE CENTRE, INC.

                                  By: /s/Mark Sarlitto
                                     ---------------------------
                                  Name:    Mark Sarlitto
                                  Title:   Senior Vice President &
                                           General Counsel





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Dated: April 7, 1997              EMPIRE FIRE AND MARINE INSURANCE COMPANY

                                  By: /s/ John McCartney
                                     ---------------------------
                                  Name:    John McCartney
                                  Title:   President & CEO

Dated: April 7, 1997              UNIVERSAL UNDERWRITERS INSURANCE
                                    COMPANY

                                  By: /s/ Ken Goldstein
                                     ---------------------------
                                  Name:    Ken Goldstein
                                  Title:   President & CEO


Dated: April 7, 1997              UNIVERSAL UNDERWRITERS LIFE
                                    INSURANCE COMPANY

                                  By: /s/ Ken Goldstein
                                     ---------------------------
                                  Name:    Ken Goldstein
                                  Title:   President & CEO


Dated: April 7, 1997              FIDELITY AND DEPOSIT COMPANY OF
                                    MARYLAND

                                  By: /s/ Richard Williams
                                     ---------------------------
                                  Name:    Richard Williams
                                  Title:   President & CEO